VAN KAMPEN UNIT TRUSTS, SERIES 753

                    Preferred Securities Portfolio, Series 19

                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 17, 2008

         It has been announced that Ace Limited - Series C, a component of the Portfolio, will be called for redemption on June 13, 2008. Accordingly, after June 13, 2008, this security will no longer be held in the Portfolio.

Supplement Dated:  May 22, 2008